Exhibit 10.02

Amendment Two to the Under Armour, Inc. 2006 Non-Employee Director Deferred Stock Unit Plan

WHEREAS, the Company has established the Under Armour, Inc. 2006 Non-Employee Director Deferred Stock Unit Plan, effective May 31, 2006 (the “DSU Plan”);

WHEREAS, the Board has the authority under Section 5.3 of the DSU Plan to amend the DSU Plan; and

WHEREAS, the Board has approved amending the DSU Plan to permit DSUs to be distributed in the form of shares of the Company’s Class A common stock, par value $0.0003 1/3 per share, and/or Class C common stock, par value $0.0003 1/3 per share;

NOW, THEREFORE, the DSU Plan is hereby amended as follows effective April 7, 2016:

1.By amending Section 4.1 to read as follows:

“4.1
Form of Settlement. DSUs under this Plan shall be distributed in the form of whole shares of Company common stock, in an amount equivalent to that credited to the Plan under Section 3, with fractional shares paid in cash.”

Except as hereinabove amended and modified, the DSU Plan shall remain in full force and effect.